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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JUNE 24, 1999

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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Delaware                         0-26802                  58-23603335
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(STATE OR OTHER               (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              --------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.    OTHER EVENTS.

         On June 24, 1999, the Company issued a press release announcing it would not close on its 3.8 million share follow-on stock offering, priced at $39 per share after market close on Monday, June 21, 1999. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.   EXHIBITS.

         (c)      Exhibits.

           Exhibit No.                       Description

             99 Press Release, dated June 24, 1999, entitled "CheckFree Withdraws Secondary Offering."




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHECKFREE HOLDINGS CORPORATION


Date:  June 24, 1999                     By: /s/ ALLEN L. SHULMAN
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                                             Allen L. Shulman, Executive Vice
                                             President, Chief Financial Officer
                                             and General Counsel





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                                  EXHIBIT INDEX


             Exhibit No.       Description

                 99 Press Release, dated June 24, 1999, entitled "CheckFree Withdraws Secondary Offering."